SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2003

SPX CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-6498	38-1016240
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13515 Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (704) 752-4400

Item 5. Other Events.

On December 10, 2003, we issued the press release attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release issued December 10, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2003	SPX CORPORATION By: /s/ Christopher J. Kearney Christopher J. Kearney Vice-President, Secretary and General Counsel

S-1

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued December 10, 2003.

E-1